UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 28, 2006

PHARMACOPEIA DRUG DISCOVERY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50523	51-0418085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 5350, Princeton, New Jersey		08543-5350
(Address of principal executive offices)		(Zip Code)

(609) 452-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 28, 2006, Pharmacopeia Drug Discovery, Inc. (the “Company”) expects to make a presentation concerning its business at the UBS Global Life Science Conference in New York, New York (the “Conference”).  The materials to be utilized during the presentation are attached as Exhibit 99.1 to this report.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Events

The Company’s most advanced internal program is in preclinical development and focuses on dual angiotensin (AT1) and endothelin (ETA) receptor antagonists (DARA) for cardiovascular and renal disease.  The Company licensed its DARA program from Bristol-Myers Squibb Company in March 2006.

PS433540, a compound from the DARA program, possesses two marketed product classes in a single compound and has the potential to be a significant step forward in the management and treatment of multiple cardiovascular and renal disease states.  The Company believes that PS433540 administered as a single agent will have a superior profile to monotherapy with an angiotensin receptor blocker or the co-administration of an endothelin receptor antagonist and an angiotensin receptor antagonist for the treatment of certain forms of hypertension and diabetic nephropathy.

The Company is conducting preclinical development studies with PS433540 and had a pre investigational new drug (“IND”) meeting with the United States Food and Drug Administration (the “FDA”) in August 2006.  The Company plans to file an IND with the FDA in the first quarter of 2007.  At the Conference, the Company will give the following update concerning the development of the DARA program.  The Company will state that it expects the first dosing in humans will occur in the first quarter of 2007.  The Company’s goal is to demonstrate in Phase I clinical trials that PS433540 blocks the actions of both angiotensin II and endothelin at their respective receptors in man.  In addition, the Company will report that it expects to initiate prior to the end of 2007 a Phase Ib hypertension study to evaluate antihypertensive activity of PS433540.  The Company will also state that it expects to initiate Phase II clinical studies with PS433540 in the second half of 2008.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number

	99.1	Presentation Materials

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA DRUG DISCOVERY, INC.

	By:	/s/ Brian M. Posner
Brian M. Posner, Executive Vice President, Chief Financial Officer and Treasurer

Date: September 28, 2006